Exhibit 99.1

Powering a Trillion - Dollar Shift in Mobility & Intelligence Factorial Inc. Solid - State Batteries for Transportation, Defense, & Robotics Investor Presentation | March 2026

2 This Presentation (together with oral statements made in connection herewith, the “Presentation”) is for informational purposes with respect to a proposed business combination (the “Business Combination”) between Cartesian Growth Corporation III (“CGCIII”) and Factorial Inc, a Delaware corporation (together with its subsidiaries, “Factorial” or the “Company”) . This Presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of CGCIII or the Company or any affiliates thereof . The terms of the Business Combination set forth in this Presentation are indicative, non - binding and subject to further discussion, negotiation and change . By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally regarding the Business Combination is confidential, that you will not distribute, reproduce, disclose or use such information for any purpose, that you will not distribute, reproduce, disclose or use such information in any way detrimental to CGCIII or the Company, and that you will return, delete or destroy this Presentation upon request . Further, by accepting this Presentation, the recipient agrees to maintain all such information in confidence until such information becomes publicly available not as a result of any breach by recipient and comply with any other contractual obligations or laws applicable to the recipient . The information contained herein does not purport to be all - inclusive and none of CGCIII, the Company, nor any of their respective subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation, including any information based on studies, publications, surveys, or internal estimates . The recipient shall not rely upon any statement, representation or warranty made by any other person, firm or corporation in making its investment decision to subscribe for securities of the combined company expected to result from the Business Combination (the “Combined Company”) . To the fullest extent permitted by law, in no circumstances will CGCIII, the Company or any of their respective subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith . The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs . No Offer or Solicitation . This Presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934 , as amended, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . CGCIII, the Company and their respective directors and executive o ﬃ cers may be deemed participants in the solicitation of proxies from CGCIII’s stockholders with respect to the potential Business Combination . A list of the names of CGCIII’s directors and executive o ﬃ cers and a description of their interests in CGCIII is contained in CGCIII’s ﬁnal prospectus relating to its initial public offering, which was ﬁled with the Securities and Exchange Commission (the “SEC”) on May 5 , 2025 and is available free of charge at the SEC’s web site at www sec gov, or by directing a request to CGCIII . Additional information regarding the interests of the participants in the solicitation of proxies from the shareholders of CGCIII with respect to the proposed Business Combination will be contained in the proxy statement/prospectus for the proposed Business Combination ﬁled by CGCIII when available . Forward - Looking Statements . Certain statements in this Presentation may be considered “forward - looking statements” . Forward - looking statements herein generally relate to future events or the future financial or operating performance of CGCIII, the Company or the Combined Company . For example, projections of future financial performance of the Combined Company, the Business Combination, the Combined Company’s business plan, other projections concerning key performance metrics or milestones, the proceeds of the Business Combination and the Combined Company’s expected cash runway, and the potential effects of the Business Combination on CGCIII and the Combined Company, are forward - looking statements . In some cases, you can identify forward - looking statements by terminology such as “ may,”“ should,”“ expect,”“ intend,”“ will,” “estimate,”“ anticipate,”“ believe,”“ predict,” “project,” “target,” “plan,” or “potentially” or the negatives of these terms or variations of them or similar terminology . Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward - looking statements . This includes any projected financial information, which is for illustrative purposes only, is based on assumptions that may not materialize, and has not been audited or reviewed by any independent auditors . Disclaimer

3 These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by CGCIII, the Company and their respective management, as the case may be, are inherently uncertain and subject to material change . New risks and uncertainties may emerge from time to time, and it is not possible to predict all risk and uncertainties . Factors that may cause actual results to differ materially from current expectations include, but are not limited to, factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in CGCIII’s final prospectus relating to its initial public offering, dated May 5 , 2025 , and other filings with the SEC, as well as factors associated with companies, such as the Company, including anticipated trends, growth rates, and challenges in their businesses and in the markets in which they operate, including the factors described in the summary risk factors that will accompany this Presentation . Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved . You should not place undue reliance on forward - looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein . Trademarks . This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners . Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but CGCIII and the Company, as applicable, will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights . No Relationship or Joint Venture . Nothing contained in this Presentation will be deemed or construed to create the relationship of partnership, association, principal and agent or joint venture . This Presentation does not create any obligation on the part of the Company, CGCIII or the recipient to enter into any further agreement or arrangement . Unless and until a definitive agreement has been fully executed and delivered, no contract or agreement providing for a transaction will be deemed to exist and none of CGCIII, the Company or the recipient will be under any legal obligation of any kind whatsoever . Accordingly, this Presentation is not intended to create for any party a right of specific performance or a right to seek any payment or damages for failure, for any reason, to complete the proposed transactions contemplated herein . Third Party Information . Certain information contained in this Presentation relates to or is based on studies, publications, surveys and the Company’s or CGCIII’s own internal estimates and research . In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions . Finally, while the Company and CGCIII believe their internal research is reliable, such research has not been veriﬁed by any independent source and the Company and CGCIII cannot guarantee and make no representation or warranty, express or implied, as to its accuracy and completeness . Disclaimer

A Compelling Opportunity

- World-leading solid-state battery developer
- IP-protected technology
  - Increases energy density by up to 80%
  - Reduces weight by up to 50%
- Marquee partners, shareholders, & customers
- Products validated, delivered, & in active road tests
- US headquartered
- Compelling investment opportunity
  - Merger & Nasdaq listing with Cartesian Growth Corporation III
  - Substantial sponsor capital commitment
  - Attractive entry valuation relative to peers


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150+
Patents and Applications

Mercedes-Benz STELLANTIS HYUNDAI KIA


electrek
A Mercedes EQS with solid-state batteries drove 750 miles and still had range to spare


Bloomberg
Stellantis to Road Test EV Fleet With Solid-State Batteries


Mercedes teams up with Factorial to develop solid-state batteries


The New York Times
A Decade-Long Search for a Battery That Can End the Gasoline Era


Factorial Delivers B-Samples of Lithium-Metal Solid-State Battery Cells to Mercedes-Benz
Read the full release
Factorial

Factorial®

Source: Company 4

Early adoption in defense & robotics Accelerates e - mobility adoption Sets new standards & catalyzes innovation Enables energy storage penetration Reduces $/kWh Drives battery volume Our Opportunity 5

6 The World Runs on Batteries • Global battery demand growing exponentially – in 2024, surpassed 1 Terawatt hour • Growth, innovation, & new applications expected to push demand to 5 Terawatt hours in 5 years 5x growth 2025 2030 1TWh 5TWh 2015 Source: IEA, RMI, McKinsey & Company

7 But Conventional Li - ion Batteries Are Reaching Their Limits Energy density ( Wh /l) Lithium - ion Cell Energy Density Over Time Source: derived from Energy & Environmental Science

Our Solutions 8

9 Our Solid - State Solutions Increase Energy Density by up to 80% 9 FEST ® High Power Solid - State Current Liquid Li - Ion Solstice High Cycle All - Solid - State Energy Density (Wh/kg) Energy Density ( Wh /kg) = 50Wh/kg Anode Current Collector Cathode Cathode Current Collector S eparator Anode Anode Current Collector Anode FEST ® Cathode Cathode Current Collector Anode Current Collector Solstice Cathode Cathode Current Collector Anode - free Source: Company

Validated Technology with Multi-Sector Scalability

Immediate High Spec Applications*

~$2-5 billion

High performance drones, robotics and super cars

Industry Validation Anchors Growth in EV

$200+ billion

Validated through global automotive partners

The New Standard of Global Battery Industry

Source: Prophecy Market Insights, Drone Battery Market, Company

*: Assuming ~10-15% market share for All-Solid-State-Batteries by 2030 and a sales price of $150/kWh for high-spec applications

Factorial

10

11 • Factorial provides solid - state battery cells to Avidrone Aerospace for drone integration • Preliminary models show potential to double drone range with the same payload • Offers up to 80% more energy density , ideal for high - performance Unmanned Aerial Systems (UAS) • The global UAS market is projected to grow to $36.1 billion by 2028 11 Photo credit: Avidrone High - Performance Drones Powered by Factorial Source: Military Embedded Systems, Company

12

13 • Plans to integrate solid - state battery into a demo fleet built on the STLA Large platform • Objective is to verify performance, durability, and integration in real world driving conditions • Marks a key milestone in advancing SSB technology toward market readiness Stellantis 2026 Dodge Charger Daytona Demonstration Fleet Source: Stellantis

2024 Market Share by EV Sales (US and Europe) Backed by Industry Giants. Built for Global Scale. Additional Industry Partners (Supply Agreement, MoU or Investment) *EV sales include Battery EV, Hybrid EV, Plug - in Hybrid EV; Source: Company 14 Driving business resilience through localization and diversification Factorial’s partners market share 26% Total units in US & Europe 4.4M Global Top 10 Auto OEM Global Top 10 Auto OEM

Factorial Secures Investment From IQT and Leading Strategic Partners 15 New investment helps drive solid - state battery expansion into Unmanned Aerial Vehicles (UAVs) and Robotics • Investments from In - Q - Tel (“IQT”) , Philenergy , and POSCO Future M to advance our solid - state battery commercialization • Important step in building out Factorial’s access to government partners as well as our supply chain ecosystem • Demonstrates progress towards deployment across multiple end markets including drones and mobile robotics Strategic Investor Leading Battery Factory Supplier Leading Battery Materials Supplier

16 Proven by Automotive, Scaling through Defense, AI, & Robotics – Our Technology Multiplies Addressable Markets Defense & Aviation Unmanned aerial & sub - sea drones & ground vehicles AI - Computing & Robotics Factory automation, robotics, & consumer Energy Storage Data centers, off - grid energy storage & critical infrastructure Space & Aircraft General aviation, space, & high - endurance intelligence systems Immediate revenue through high - margin applications Long - term scale in future growth markets beyond EV

17 Our Business Model

18 Capital Light: Commercialization Path Business Model Design & Engineering Industrial Partners Contract Manufacturers Existing In - House Capacity Manufacturing Automotive OEMs High Spec Customers Customers Joint Manufacturing Model Overview • IP License • Material Supply • Technology Engineering Services

Capital Light: FEST® Utilizes 80% of Conventional Li-Ion Equipment

Below illustrates FEST® for lithium metal anode cells. FEST® cells with silicon or graphite anodes have even greater compatibility with conventional production.



Production Process
Electrode Manufacturing
Cell Assembly
Cell Finishing
Process Steps
Mixing
Coating & Drying
Calendaring
Slitting & Notching
Vacuum Drying
Stacking
Tab welding
Alignment check
Pouch insertion
Electrolyte filling
Formation
Ageing
Inspection
Li-Ion Process
Cathode
Anode
Stack
Cell
Factorial Process
FEST® uses conventional Li-Ion cathode processes and equipment
FEST® uses conventional Li-Ion cell assembly and cell finishing equipment and processes
Key Differences
Avoids anode mixing, coating, and vacuum drying
Factorial proprietary process
Factorial equipment for anode
Factorial proprietary process
Slightly modified equipment
Factorial proprietary process
Slightly modified equipment

Factorial®

Source: Company 19

20 Our Leadership Team & Industry Leadership 20

21 Jason Duva General Counsel VP Government Relations Siyu Huang, Ph.D./M.B.A. Founder & CEO , Board Director Alex Yu, Ph . D . Founder & CTO , Board Director Raimund Koerver , Ph.D. Vice President, Business Development Joe Taylor Executive Chairman of the Board Former Chairman / CEO of Panasonic North America Héctor D. Abruña Founder and Senior Advisor Professor Chemistry, Cornell University Uwe Keller Board Member Head of Battery Development Michael Bly Board Member SVP, Head of Global Propulsion Systems Dieter Zetsche Investor & Senior Advisor Former Chairman, Board of Daimler AG and Head of Mercedes - Benz Cars Praveen Sahay Board Member Founder & Managing Director Liad Meidar Board Member Founder & Managing Partner Founders & Management Board Members & Senior Advisors Richard Wei Chief Financial Officer Backed by a board and senior advisors with decades of experience in battery and automotive innovation and reinforced by verti cal expertise across business strategy and technology development Building a Visionary Team Jay Scuteri Head of Finance

Our Industry Leadership: A Track Record of Firsts



Q2 2021
First automotive-sized solid-state battery cell that operates at room temperature


Factorial

Q1 2023
First 100+Ah solid-state battery cell (Stellantis)



Q2 2023
First UN 38.3 certification (100+Ah) lithium solid-state battery cell


Factorial Delivers B-Samples of Lithium-Metal Solid-State Battery Cells to Mercedes-Benz
Read the full release
Factorial

Q2 2024
First solid-state cell B-sample to a global OEM (Mercedes-Benz)



Q4 2024
First public agreement for demo fleet with a global automotive OEM (Stellantis)



Q1 2025
First vehicle powered by lithium-metal solid-state cells (Mercedes-Benz)


Factorial

Q2 2025
First validation of automotive-size solid state battery cells with global OEM (Stellantis)


DEPLOYING LITHIUM METAL ANODE CELL

Q3 2025
First 1,200+ km drive on a single charge powered by solid-state cells (Mercedes-Benz)

Factorial
22

Investment Opportunity 23

24 A Compelling Opportunity • Factorial is combining with Cartesian Growth Corporation III (“CGCIII”), a Nasdaq - listed SPAC with $276 million in trust, sponsored by Cartesian Capital Group, a global private equity group • The merger values Factorial at $1.1 billion • Existing Factorial shareholders are rolling 100% of their equity • The combination is anchored by a significant investment commitment by Cartesian affiliates • The combination includes $100 million in new capital committed by institutional investors and a Cartesian affiliate in a private placement of common stock (“PIPE”) 75% 11% 5% 9% Factorial Shareholders IPO Holders/Investors Cartesian & Affiliates PIPE Investors ~$1. 2 billion PF Equity Value Pro Forma Cap Table Assumes 50% redemptions; excludes warrants and future management incentive plans; includes committed PIPE from institutional inv estors and a Cartesian affiliate

Conclusion 25

A Singular Company, An Unmatched Opportunity


Factorial

1. Market Tailwinds: Electrification, AI, & national security driving a global race for high-performance energy
2. Superior Technology: Higher performance & lower total cost of ownership, compatible with today's gigafactory lines
3. Validated in the Real World: Cells road tested by OEM fleet, proving consistency & readiness for scale
4. Capital Light Growth Model: Leverages partner capex for expansion with high-margin, IP-driven economics
5. Blue Chip Partnerships: Co-developed with Mercedes-Benz, Stellantis, Hyundai, & Kia; broad supplier partnership
6. Continuous Innovation: From materials to cell to AI-based intelligence sustain long-term performance edge
7. Elite Team, Prime Timing: Industry-leading experts executing at inflection point of the solid-state revolution

Factorial
26

Risk Factors

The risk factors below have been prepared in connection with the proposed business combination (the "Business Combination") between CGCIII and Factorial Inc, a Delaware corporation (together with its subsidiaries, "Factorial" or the "Company"). All references to "PubCo" refer to the business of the combined entity resulting from the Business Combination. The risks presented below represent only a portion of the general risks related to the business of the Company and the Business Combination, and are not exhaustive. The risks described below are qualified in their entirety by disclosures contained in future documents filed or furnished by the Company, CGCIII, or their respective affiliates with the U.S. Securities and Exchange Commission, including any documents filed or furnished in connection with the Business Combination. There are many risks that could affect the business and results of operations of the Company and/or PubCo , many of which are beyond its control. If any of these risks or uncertainties occurs, the Company's and/or PubCo's business, financial condition, and/or operating results could be materially and adversely harmed. Additional risks and uncertainties not currently known or those currently viewed to be immaterial may also materially and adversely affect the Company's and/or PubCo's business, financial condition and/or operating results. If any of these risks or uncertainties actually occurs, the value of the Company's and/or PubCo's Securities may decline:

- The development of batteries is complex and the timing of development cannot be assured. Delays in the development of Factorial's batteries could adversely affect Factorial's business and prospects.
- Factorial is an early-stage company with a history of financial losses and expect to incur significant expenses and continuing losses from operations.
- Factorial's business plan has yet to be tested, and Factorial may not succeed in executing on its strategic plans, including commercialization.
- Factorial will need substantial additional capital in the future to fund its business and may be unable to meet its future capital requirements, impairing its financial position and results of operations.
- Factorial's ability to manufacture its batteries at scale depends on its ability to design, engineer, build, operate and staff its facilities successfully, to obtain third party manufacturing capacity and expertise, or to partner with manufacturers through joint manufacturing arrangements and Factorial may need to sell its products at a loss before reaching economies of scale.
- Factorial relies on, and will continue to rely on, complex equipment for its operations. This equipment, and manufacturing generally, creates a significant degree of risk and uncertainty in terms of operational performance and costs.
- Factorial may not be able to establish new, or maintain existing, supply relationships for necessary raw materials, components or equipment or may be required to pay costs for raw materials, components or equipment that are more expensive than anticipated, which could delay the introduction of its products and negatively impact their business and ability to generate revenue and profits.
- Certain components of Factorial batteries pose safety risks that may cause injury or death. Factorial may be subject to financial and reputational risks due to product recalls and product liability claims, and it could face substantial liabilities that exceed its resources.
- Factorial's future growth and success depend in part on its ability to grow its customer base and effectively sell to a wide variety of customers. Failure to grow Factorial's customer base would adversely affect its business and prospects.
- Factorial's business depends substantially on the continuing efforts of its senior executives and other key personnel as well as the ability to attract, train, and retain highly skilled employees and key personnel.
- The EV battery market continues to evolve and is highly competitive, and certain other battery manufacturers have significantly greater resources, experience and scale than Factorial does and have technologies that may be superior to Factorial's. As a result, Factorial may not be able to produce its products at cost competitive prices.
- Developments in alternative battery technology or other power and energy alternatives may adversely affect the demand for Factorial's battery products.
- The unavailability, reduction, or elimination of government and economic incentives could have a material adverse effect on Factorial's business, financial condition, results of operations, and prospects.
- PubCo will be controlled or substantially influenced by the Factorial founders, whose interests may conflict with other stockholders.
- Factorial may become involved in lawsuits to protect or enforce its patent or other intellectual property rights, which could be expensive, time-consuming and unsuccessful.
- Factorial has identified a material weakness in its internal control over financial reporting. If Factorial is unable to remediate this material weakness or otherwise fails to maintain proper and effective internal controls, its ability to produce timely and accurate financial statements could be impaired, which could adversely affect its operating results, its stock price and access to the capital markets.
- There may not be an active trading market for PubCo Series A Common Stock, which may make it difficult to sell shares of PubCo Series A Common Stock.
- The market price of PubCo Series A Common Stock may be volatile, and investors could lose all or part of their investment.
- Future sales, or the perception of future sales, by PubCo or its stockholders in the public market could cause the market price for PubCo's securities to decline.
- PubCo will incur significant expenses and administrative burdens as a public company, which could have an adverse effect on PubCo's business, financial condition, and results of operations.
- We are currently in a period of economic uncertainty and capital markets disruption, which has been significantly impacted by a new U.S. presidential administration and accompanying regulatory activities and economic policies and events related thereto, ongoing military conflicts and geopolitical instability and inflation and interest rates.
- CGCIII's shareholders will experience immediate dilution as a consequence of the issuance of PubCo Series A Common Stock as consideration in the Business Combination.
- The ability of CGCIII's shareholders to exercise redemption rights with respect to a large number of CGCIII shares could increase the probability that the Business Combination would be unsuccessful and that CGCIII's shareholders would have to wait for liquidation in order to redeem such shares.
- The CGCIII board of directors is not required to and did not obtain a fairness opinion in connection with the Business Combination. CGCIII's shareholders are therefore relying on the judgment of the CGCIII board of directors, and will not have assurance from an independent source that the consideration CGCIII is paying for Factorial is fair to CGCIII from a financial point of view.
- CGCIII may be targeted by securities class action and derivative lawsuits that could result in substantial costs and may delay or prevent the Business Combination from being completed.
- The completion of the Business Combination is subject to certain closing conditions under the Business Combination Agreement and any such conditions may not be satisfied on a timely basis, if at all.

Factorial®

27

Appendix 28

We Create Value for OEMs & Customers

Factorial Solid-State Batteries	Vehicle Improvement	Value Creation	
Up to 80% more gravimetric energy density than conventional	20% lighter for same energy	~$1,000	from weight reduction
Up to 50% more volumetric energy density than conventional	Demonstrated 50% longer driving range	~$1,000	from energy density improvement
	More miles per charge minute	~$1,500	from faster charging
		$3,500	per vehicle

Factorial
Source: Company, Analysis by OEMs 29

30 US - Technology for Critical Infrastructure with a Global Vision Massachusetts, USA Headquarters Advanced Solstice R&D lab Sales and Operations FEST ® pilot development and testing Cheonan, South Korea Prototype production and line validation for FEST ® Local supply chain Germany Applications engineering Sales OEM program support

Proven Manufacturing Capital Light: Joint manufacturing to enable faster and broader market adoption Manufacturing Efficiency: More than 85% yield achieved for pilot line Quality Assurance: Delivering safe and reliable battery products Supply Chain: Optimizing for cost - efficiency with high synergies with LIB supply chain 31

Positioned to Win

Factorial®		QuantumScape
4*	Announced Auto OEM partners*	1*
100+Ah  Factorial	Product size released	~5Ah 
1,205 km record drive by Mercedes EQS completed from Stuttgart to Malmö September 2025	Real-world driving demonstration	Ducati Motorcycle September 2025
3	Product portfolios validated by OEMs	1
Technology license / royalties Development / service revenue Material supply revenue Manufacturing / sales of battery cells	Business Model	Technology license / royalties Development / service revenue Manufacturing / sales of battery cells
$1.1 bn (current pre-merger)	Valuation	~$4-5 bn (spot market cap. Feb. 2026)

*: Publicly disclosed partnership, not including undisclosed names; Source: Company, QuantumScape

Factorial®
32

IQT: A Unique Investor to Factorial in the National Security Supply Chain 33 Stated Mission: Be the premier partner trusted to identify, evaluate, and leverage emerging commercial technologies for the U.S . national security community and America’s allies Source: IQT Website  Founded in 1999 by the CIA as an independent, not - for - profit strategic investment firm  One of the most trusted leaders in accelerating technologies from the private to the public sector to advance national security interests of America and its allies  D eveloped many enduring strategic relationships and has worked with over a dozen different U.S. government partners, as well as with the United Kingdom and Australia  IQT has spent a quarter of a century building special expertise to help companies adapt their highly innovative products to ultimately: ‒ Maximize mission impact for key government partners ‒ Enhance the companies' commercial success 500+ Portfolio Technologies Transitioned to Government Partners 25+ Years Delivering Mission Impact 800+ Investments, Including 50+ Companies Now Valued Over $1B 3,000+ Co - Investors Have Worked With IQT Key IQT Highlights Why IQT Matters to Factorial and Our Investors

34 • Launch of the first solid - state battery production program in the United States for retail passenger vehicles • Karma Kaveya, a high - performance ultra - luxury super car delivering over 1,000 horsepower and top speed in excess of 200 mph • Factorial’s FEST ® solid - state battery technology enables higher performance through a high - energy electrolyte system designed to support extended driving range First Solid - State Production Program in the U.S. for Passenger Vehicles Source: Karma, Business Wire